UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported) – November 20, 2018

ONCOR ELECTRIC DELIVERY COMPANY LLC

(Exact name of registrant as specified in its charter)

DELAWARE	333-100240	75-2967830
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1616 Woodall Rodgers Fwy., Dallas, Texas 75202

(Address of principal executive offices, including zip code)

Registrants’ telephone number, including Area Code – (214) 486-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01. OTHER EVENTS.

As previously reported by Oncor Electric Delivery Company LLC (“Oncor”) on a Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on October 18, 2018, Oncor entered into an agreement and plan of merger (the “InfraREIT Merger Agreement”) pursuant to which it will acquire all of the equity of InfraREIT, Inc. (“InfraREIT”) and its subsidiary, InfraREIT Partners, LP. Closing of the InfraREIT Merger Agreement is subject to various closing conditions, including regulatory approvals and InfraREIT stockholder approval. The InfraREIT Merger Agreement provided for a customary “go-shop” period that expired on November 17, 2018.

On November 20, 2018, InfraREIT announced that it had received a preliminary and non-binding acquisition proposal from a third party under the “go-shop” provision of the InfraREIT Merger Agreement, which the InfraREIT Conflicts Committee determined is reasonably likely to lead to a “Superior Proposal,” as defined in the InfraREIT Merger Agreement. However, there can be no assurance that such proposal will ultimately result in a Superior Proposal, and InfraREIT’s announcement stated that the InfraREIT Board of Directors and Conflicts Committee have not changed their recommendation regarding the transaction with Oncor and continue to recommend that InfraREIT’s stockholders vote to approve the transaction with Oncor. The InfraREIT Merger Agreement provides that, subject to certain requirements, including the payment of a termination fee, InfraREIT has the right to terminate the InfraREIT Merger Agreement to accept a Superior Proposal.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements relating to Oncor within the meaning of the Private Securities Litigation Reform Act of 1995, which are subject to risks and uncertainties. All statements in this Current Report on Form 8-K, other than statements of historical facts (often, but not always, through the use of words or phrases such as “intends,” “plans,” “will likely result,” “are expected to,” “will continue,” “is anticipated,” “estimated,” “should,” “projection,” “target,” “goal,” “objective” and “outlook”), are forward-looking statements. Forward-looking statements are not guarantees of performance. They involve risks, uncertainties and assumptions. Future results may differ materially from those expressed in the forward-looking statements. Such forward-looking statements include, but are not limited to, statements about the timing of the anticipated transactions contemplated by the InfraREIT Merger Agreement, and any of the applicable parties’ post-acquisition plans and intentions, and other statements that are not historical facts. The following important factors, among others, could cause actual results to differ materially from those set forth in the forward-looking statements: the satisfaction of conditions to closing the definitive agreements for the transactions; obtaining required governmental, regulatory and lender approvals that may delay the transactions or result in the imposition of conditions that could cause the parties to abandon the transactions or be onerous to Oncor; the expected timing to consummate the proposed transactions; the risk that the businesses will not be integrated successfully; the risk that any potential cost savings and any other potential synergies from the transactions may not be fully realized or may take longer to realize than expected; disruption from the transactions making it more difficult to maintain relationships with customers, employees or suppliers; and the diversion of management time and attention to issues related to the transactions. Further discussion of risks and uncertainties that could cause actual results to differ materially from management’s current projections, forecasts, estimates and expectations is contained in filings made by Oncor with the SEC. Specifically, Oncor makes reference to the section entitled “Risk Factors” in its annual and quarterly reports. Any forward-looking statement speaks only as of the date on which it is made, and Oncor undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which it is made or to reflect the occurrence of unanticipated events.

Additional Information and Where to Find It

In connection with the proposed transactions contemplated by the InfraREIT Merger Agreement, InfraREIT expects to file a proxy statement and other documents with the SEC. This report does not constitute a solicitation of any vote or proxy from any stockholder of InfraREIT. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTIONS. Any definitive proxy statement (if and when available) will be mailed to the stockholders of InfraREIT. Investors and stockholders will be able to obtain these materials (if and when they are available) free of charge at the SEC’s website, www.sec.gov. Investors and stockholders may also read and copy any reports, statements and other information filed by InfraREIT at the SEC public reference room at 100 F Street, N.E., Washington, D.C. 20549. Please visit the SEC’s website for further information on its public reference room. When available, the proxy statement and other pertinent documents may also be obtained free of charge at the Investor Relations section of InfraREIT’s website, http://infrareitinc.com, or by directing a written request to InfraREIT, Inc., Attention: Corporate Secretary, 1900 North Akard Street, Dallas, Texas 75201.

Participants in the Solicitation

Oncor, InfraREIT and their respective directors, executive officers and certain other employees may be deemed to be participants in the solicitation of proxies from the InfraREIT stockholders in connection with the proposed transactions. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of Oncor’s directors and executive officers by reading Oncor’s Registration Statement on Form S-4, which was filed with the SEC on April 5, 2018, and Oncor’s Current Report on Form 8-K, which was filed with the SEC on July 19, 2018. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of InfraREIT’s directors and executive officers by reading InfraREIT’s definitive proxy statement for its 2018 Annual Meeting of Stockholders, which was filed with the SEC on March 22, 2018. Additional information regarding potential participants in such proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be included in the proxy statement and other relevant materials filed with the SEC in connection with the proposed transactions when they become available.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ONCOR ELECTRIC DELIVERY COMPANY LLC

/s/ Kevin R. Fease
Kevin R. Fease
Vice President and Treasurer

Dated: November 21, 2018